     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 3, 1997

                                                    REGISTRATION NOS.: 2-66268

                                                                      811-2979
===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             -------------------

                                  FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                    [X]
                        PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                       POST-EFFECTIVE AMENDMENT NO. 20                     [X]
                                    AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                               [X]
                               AMENDMENT NO. 21                            [X]

                             -------------------

                   DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:
                           DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036

                             -------------------

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after this Post-Effective Amendment becomes effective.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                 immediately upon filing pursuant to paragraph (b)
            -----
              X  on July 28, 1997 pursuant to paragraph (b)
            -----
                 60 days after filing pursuant to paragraph (a)
            -----
                 on (date) pursuant to paragraph (a) of rule 485.
            -----

       THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT HAS FILED ITS RULE 24F-2 NOTICE, FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 1997.

                           AMENDING THE PROSPECTUS
===============================================================================

                   DEAN WITTER TAX-EXEMPT SECURITIES TRUST

                            CROSS-REFERENCE SHEET

FORM N-1A
ITEM             CAPTION
----             -------
PART A           PROSPECTUS
------           ----------
  1.    ......... Cover Page
  2.    ......... Prospectus Summary; Summary of Fund Expenses
  3.    ......... Financial Highlights; Performance Information
  4.    ......... Investment Objective and Policies; Risk
                   Considerations; The Fund and its Management; Cover
                   Page; Investment Restrictions; Prospectus Summary
  5.    ......... The Fund and Its Management; Back Cover; Investment
                   Objective and Policies
  6.    ......... Dividends, Distributions and Taxes; Additional
                   Information
  7.    ......... Purchase of Fund Shares; Shareholder Services
  8.    ......... Purchase of Fund Shares; Redemptions and Repurchases;
                   Shareholder Services
  9.    ......... Not Applicable

Part B            Statement of Additional Information
------            -----------------------------------
 10.    ......... Cover Page
 11.    ......... Table of Contents
 12.    ......... The Fund and Its Management
 13.    ......... Investment Practices and Policies; Investment
                   Restrictions; Portfolio Transactions and Brokerage
 14.    ......... The Fund and Its Management; Trustees and Officers
 15.    ......... Trustees and Officers
 16.    ......... The Fund and Its Management; The Distributor;
                   Shareholder Services; Custodian and Transfer Agent;
                   Independent Accountants
 17.    ......... Portfolio Transactions and Brokerage
 18.    ......... Shares of the Fund
 19.    ......... The Distributor; Purchase of Fund Shares; Redemptions
                   and Repurchases; Financial Statements; Shareholder
                   Services
 20.    ......... Dividends, Distributions and Taxes; Performance
 20.               Information
 21.    ......... Purchase of Fund Shares
 22.    ......... Not applicable
 23.    ......... Experts; Financial Statements


PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

             PROSPECTUS
             JULY 28, 1997

             Dean Witter Tax-Exempt Securities Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund invests principally in tax-exempt fixed-income securities which are rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. (See "Investment Objective and Policies.")

   The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of the Fund held prior to July 28, 1997 have been designated Class D shares. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

             This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


             Dean Witter
             Tax-Exempt Securities Trust
             Two World Trade Center
             New York, New York 10048
             (212) 392-2550 or
             (800) 869-NEWS (toll-free)

             TABLE OF CONTENTS


Prospectus Summary/  2
Summary of Fund Expenses/  4
Financial Highlights/  6
The Fund and its Management/  7
Investment Objective and Policies/  7
 Risk Considerations and Investment Practices/  10
Investment Restrictions/  12
Purchase of Fund Shares/  13
Shareholder Services/  23
Redemptions and Repurchases/  26
Dividends, Distributions and Taxes/  27
Performance Information/  28
Additional Information/  29


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             DEAN WITTER DISTRIBUTORS INC.
             DISTRIBUTOR

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund                open-end, diversified management investment company investing principally in investment grade, tax-exempt fixed-income securities (see page 7).
------------------- ---------------------------------------------------------------------------------------------------
Shares              Shares of beneficial interest with $0.01 par value (see page 29). The Fund offers four Classes of
Offered             shares, each with a different combination of sales charges, ongoing fees and other features (see pages 13-22).
------------------- ---------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
Purchase            EasyInvest (Service Mark) ). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum
                    $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 13).
------------------- ---------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to provide a high level of current income exempt from
Objective           federal income tax, consistent with the preservation of capital (see page 7).
------------------- ---------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its
Manager             wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets of approximately $ billion at June 30, 1997 (see page 7).
------------------- ---------------------------------------------------------------------------------------------------
Management Fee      The monthly fee is at an annual rate of 1/2 of 1% of average daily net assets, scaled down on assets over $500 million (see page 7).
------------------- ---------------------------------------------------------------------------------------------------
Distributor and     Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan
Distribution        pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the
Fee                 distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor.
                    The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 13 and 21).
------------------- ---------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase            o Class A shares are offered with a front-end sales charge, starting at 4.25% and reduced for
Arrangements        larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 13, 16 and 21).

                                2

   -----------------------------------------------------------------------------------------------------------------
                    o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a
                    Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 0.60% of the average daily net assets of Class B. Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 13, 18 and 21).
                    o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                    Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.70% of average daily net assets of the Class (see pages 13, 20 and 21).
                    o Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 13, 20 and 21). All shares of the Fund held prior to July 28, 1997 have been designated Class D shares. Additional investments in Class D shares by shareholders holding such shares may only be made if those shareholders are otherwise eligible to purchase Class D shares. However, shareholders holding such shares will receive the benefit of the value of such shares towards reduced sales charges on purchases of Class A shares pursuant to the Fund's "Right of Accumulation" (see page 17).
------------------- ---------------------------------------------------------------------------------------------------
Dividends and       Dividends from net investment income are declared daily and paid monthly; capital gains, if any,
Capital Gains       may be distributed annually or retained for reinvestment by the Fund. Dividends and capital gains
Distributions       distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages
                    23 and 27).
------------------- ---------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A,
                    Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see page 26).
------------------- ---------------------------------------------------------------------------------------------------
Risks               The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations. The Fund may purchase when-issued and delayed delivery securities (see page 10).
                    The Fund may also invest in futures and options, which may be considered speculative in nature and which may involve greater risks than those customarily assumed by certain other investment companies which do not invest in such instruments (see pages 10-12).
------------------- ---------------------------------------------------------------------------------------------------



The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended December 31, 1996.



                                                      CLASS A      CLASS B      CLASS C      CLASS D
                                                   ------------ ------------ ------------ -----------
Shareholder Transaction Expenses
--------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) ....................     4.25%(1)     None         None        None
Sales Charge Imposed on Dividend Reinvestments  ...     None         None         None        None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds)..............................     None(2)      5.00%(3)     1.00%(4)    None
Redemption Fees....................................     None         None         None        None
Exchange Fee.......................................     None         None         None        None

Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------
Management Fees ...................................     0.43%        0.43%        0.43%       0.43%
12b-1 Fees (5)(6)..................................     0.25%        0.60%        0.70%       None
Other Expenses ....................................     0.05%        0.05%        0.05%       0.05%
Total Fund Operating Expenses (7)..................     0.73%        1.08%        1.18%       0.48%



------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down annually to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 0.70% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(7) There were no outstanding shares of Class A, Class B or Class C prior to the date of this Prospectus. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."

-----------------------------------------------------------------------------


 EXAMPLES                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------- -------- --------- --------- ----------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................   $50       $65       $81       $129
  Class B ......................................................   $61       $64       $80       $132
  Class C.......................................................   $22       $37       $65       $143
  Class D ......................................................   $ 5       $15       $27       $ 60

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
  Class A ......................................................   $50       $65       $81       $129
  Class B ......................................................   $11       $34       $60       $132
  Class C ......................................................   $12       $37       $65       $143
  Class D ......................................................   $ 5       $15       $27       $ 60



   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Redemptions and Repurchases."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


   The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997 have been designated Class D shares.


                                   FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------
                              1996     1995     1994      1993     1992
-------------------------- -------- -------- --------- -------- --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period ......  $12.09   $11.01   $12.41    $11.88   $11.65
                           -------- -------- --------- -------- --------
Net investment income  ....    0.65     0.67     0.70      0.77     0.79
Net realized and
 unrealized gain (loss)  ..   (0.24)    1.19    (1.37)     0.54     0.23
                           -------- -------- --------- -------- --------
Total from investment
  operations ..............    0.41     1.86    (0.67)     1.31     1.02
                           -------- -------- --------- -------- --------
Less dividends and
 distributions from:
 Net investment income  ...   (0.65)   (0.67)   (0.70)    (0.77)   (0.79)
 Net realized gain ........   (0.08)   (0.11)   (0.03)    (0.01)    --
                           -------- -------- --------- -------- --------
Total dividends and
  distributions ...........   (0.73)   (0.78)   (0.73)    (0.78)   (0.79)
                           -------- -------- --------- -------- --------
Net asset value,
 end of period ............  $11.77   $12.09   $11.01    $12.41   $11.88
                           ======== ======== ========= ======== ========
TOTAL INVESTMENT RETURN+       3.61%   17.37%   (5.55)%   11.23%    9.09%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses ..................    0.48%    0.48%    0.47%     0.47%    0.49%
Net investment income .....    5.52%    5.76%    6.02%     6.23%    6.74%
SUPPLEMENTAL DATA:
Net assets, end of period,
  in millions .............  $1,190   $1,325   $1,295    $1,582   $1,323
Portfolio turnover rate  ..      18%      21%      16%       13%       4%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                              1991     1990     1989     1988     1987
-------------------------- -------- -------- -------- -------- ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period ......  $11.09   $11.28   $10.96   $10.45   $11.50
                           -------- -------- -------- -------- ---------
Net investment income  ....    0.80     0.80     0.81     0.81     0.80
Net realized and
 unrealized gain (loss)  ..    0.56    (0.18)    0.32     0.51    (0.97)
                           -------- -------- -------- -------- ---------
Total from investment
  operations ..............    1.36     0.62     1.13     1.32    (0.17)
                           -------- -------- -------- -------- ---------
Less dividends and
 distributions from:
 Net investment income  ...   (0.80)   (0.81)   (0.81)   (0.81)   (0.83)
 Net realized gain ........    --       --       --       --      (0.05)
                           -------- -------- -------- -------- ---------
Total dividends and
  distributions ...........   (0.80)   (0.81)   (0.81)   (0.81)   (0.88)
                           -------- -------- -------- -------- ---------
Net asset value,
 end of period ............  $11.65   $11.09   $11.28   $10.96   $10.45
                           ======== ======== ======== ======== =========
TOTAL INVESTMENT RETURN+      12.71%    5.86%   10.61%   13.02%   (1.44)%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses ..................    0.51%    0.51%    0.51%    0.54%    0.52%
Net investment income .....    7.05%    7.25%    7.31%    7.51%    7.42%
SUPPLEMENTAL DATA:
Net assets, end of period,
  in millions .............  $1,145   $1,010   $1,033    $908      $896
Portfolio turnover rate  ..      10%      19%      13%      17%      37%

------------


+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Tax-Exempt Securities Trust (the "Fund") is an open-end, diversified management investment company incorporated in Maryland on December 13, 1979. The Fund reorganized as a trust of the type commonly known as a "Massachusetts business trust" on April 30, 1987.


   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total net
assets of approximately $     billion as of June 30, 1997. The Investment
Manager also manages portfolios of pension plans, other institutions and
individuals which aggregated approximately $    billion at such date.


   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.50% of the daily net assets of the Fund up to $500 million, scaled down at various asset levels to 0.325% on net assets over $1.25 billion. For the fiscal year ended December 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.43% of the Fund's average daily net assets and the Fund's total expenses amounted to 0.48% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. There is no assurance that this objective will be achieved. This objective is fundamental and may not be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing its assets in accordance with the following policies:


   1. At least 80% of the Fund's total assets will be invested in tax-exempt securities, except as stated in paragraph (5) below. Tax-exempt securities consist of Municipal Bonds and Municipal Notes ("Municipal Obligations") and Municipal Commercial Paper.

   2. At least 75% of the Fund's total assets will be invested in: (a) Municipal Bonds which are rated at the time of purchase within the three highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody's or S&P, or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) of this paragraph; and (c) Municipal Commercial Paper which at the time of purchase are rated P-1 by Moody's or A-1 by S&P.


   3. Up to 25% of the Fund's total assets may be invested in tax-exempt securities which are not rated by Moody's or S&P or, if rated, are not within the rating categories of Moody's or S&P stated in paragraph (2) above.

   4. In accordance with the current position of the staff of the Securities and Exchange Commission, tax-exempt securities which are subject to the federal alternative minimum tax for individual shareholders will not be included in the 80% total described in paragraph 1 above. (See "Dividends, Distributions and Taxes," below.) As such, the remaining 20% of the Fund's total assets may be invested in tax-exempt securities subject to the alternative minimum tax.

   5. Inclusive of paragraph 4 above, up to 20% of the Fund's total assets may be invested in taxable money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% of its total assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders, to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions. The types of taxable securities in which the Fund may temporarily invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's or A-1 by S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any of the foregoing portfolio securities.


   Municipal Obligations are debt obligations of states, cities, municipalities and municipal agencies which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities. Any Municipal Obligation which depends directly or indirectly on the credit of the Federal Government shall be considered to have a rating of Aaa/AAA. The Fund may purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

   While the Fund may invest up to 25% of its total assets in Municipal Obligations which are unrated or, if rated, are not within the three highest Bond rating categories of Moody's or S&P or the two highest Note rating categories of Moody's or S&P, the Fund does not intend to invest in Municipal Bonds which are rated below either Baa by Moody's or BBB by S&P (the lowest ratings considered investment grade) or, if not rated, are deemed by the Investment Manager to be below investment grade, in amounts exceeding 5% of its total assets. Investments in Municipal Bonds rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Municipal Bonds rated below investment grade may not currently be paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

   The two principal classifications of Municipal Obligations and Commercial Paper are "general obligation" and "revenue" obligations or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other government units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

   Included within the revenue category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

   Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

   Lease obligations represent a type of financing that may not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

   The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

   The foregoing percentage and rating policies apply at the time of acquisition of a security based on the last previous determination of the Fund's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Fund's total assets will not require elimination of any security from the Fund's portfolio until such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund.

   The ratings assigned by Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   When-Issued and Delayed Delivery Securities. The Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

   The value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations on a timely basis. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

   Futures Contracts and Options on Futures. The Fund may enter into financial futures contracts ("futures contracts"), options on such futures and municipal bond index futures contracts for hedging purposes. The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract, to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

   Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

   Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are not daily payments of cash to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The risk of imperfect correlation may be increased by the fact that the Fund will invest in futures contracts on taxable securities and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   Another risk is that the Fund's manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures; in particular, the ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

   Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts and options thereon for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   The Fund may not enter into futures contracts or purchase related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of its net assets would be hedged.

   For a discussion of the risks of certain types of Municipal Obligations, such as lease obligations, see above in "Investment Objective and Policies."

PORTFOLIO MANAGEMENT


   The Fund is actively managed by the Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other broker-dealer affiliates of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Tax-Exempt Group, which manages forty tax-exempt municipal funds and fund portfolios, with
approximately $     billion in assets as of June 30, 1997. James F. Willison,
Senior Vice President of InterCapital and Manager of Inter Capital's Municipal Fixed Income Group and Joseph R. Arcieri, Vice President of InterCapital and a member of InterCapital's Municipal Fixed Income Group, have been the primary portfolio co-managers of the Fund since its inception and February, 1997, respectively, and have been portfolio managers at InterCapital for over five years.

   Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities. Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and other brokers and dealers that are affiliates of InterCapital.


   The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. The Fund will incur underwriting discount costs (on underwritten securities) commensurate with its portfolio turnover rate. Additionally, see "Dividends, Distributions and Taxes" for a discussion of the tax policy of the Fund. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

   Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

   For purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security, and provided further that a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the Fund's total assets does not require elimination of any security from the portfolio.

The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding taxable debt securities or any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities).

   3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged).

   4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.


   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

GENERAL

   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds

("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Tax-Exempt Securities Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, N.J. 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of purchases made pursuant to systematic payroll deduction plans, the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional purchases will increase the amount of the purchase of shares in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and/or the Distributor reserve the right to reject any purchase order.

   Analogous Dean Witter Funds. The Distributor and the Investment Manager serve in the same capacities for Dean Witter National Municipal Trust, an open-end investment company with investment objectives and policies similar to those of the Fund. Shares of Dean Witter National Municipal Trust are offered to the public at net asset value, with a CDSC assessed upon redemptions within three years of purchase, as well as an annual Rule 12b-1 distribution fee. The Classes of the Fund and Dean Witter National Municipal Trust have differing fees and expenses, which will affect performance. Investors who would like to receive a prospectus for Dean Witter National Municipal Trust should call the telephone numbers listed on the front cover of this Prospectus, or may call their account executive for additional information.

   The Boards of Trustees of the Fund and of Dean Witter National Municipal Trust have approved a reorganization plan whereby Dean Witter National Municipal Trust would be merged into the Fund. This plan is subject to the consent of the Dean Witter National Municipal Trust shareholders. If approved, the Funds' assets would be combined and Dean Witter National Municipal Trust shareholders would become shareholders of the Fund, receiving Class B shares of the Fund equal to the value of their holdings in Dean Witter National Municipal Trust. A proxy statement formally detailing the proposal will be distributed to Dean Witter National Municipal Trust shareholders in August 1997.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.60% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.70% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.70% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:



                                                       CONVERSION
   CLASS         SALES CHARGE          12B-1 FEE         FEATURE
--------- ------------------------- ------------- -------------------
     A        MAXIMUM 4.25%          0.25%           No
              INITIAL SALES CHARGE
              REDUCED FOR
              PURCHASES OF
              $25,000 AND OVER;
              SHARES SOLD WITHOUT
              AN INITIAL SALES
              CHARGE GENERALLY
              SUBJECT TO A 1.0%
              CDSC DURING FIRST
              year.
--------- ------------------------- ------------- -------------------
              Maximum 5.0%                           B shares convert
              CDSC during the first                  to A shares
              year decreasing                        automatically
              to 0 after six years                   after
                                                     approximately
     B                                0.60%          ten years
--------- ------------------------- ------------- -------------------
     C        1.0% CDSC during        0.70%          No
              first year
--------- ------------------------- ------------- -------------------
     D         None                   None           No
--------- ------------------------- ------------- -------------------



   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:



                               SALES CHARGE
                     -------------------------------
                       PERCENTAGE OF    APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING  PERCENTAGE OF
     TRANSACTION           PRICE      AMOUNT INVESTED
-------------------- --------------- ---------------
Less than $25,000  ..      4.25%           4.44%
$25,000 but less
  than $50,000 ......      4.00%           4.17%
$50,000 but less
  than $100,000 .....      3.50%           3.63%
$100,000 but less
  than $250,000 .....      2.75%           2.83%
$250,000 but less
  than $1 million  ..      1.75%           1.78%
$1 million and over         0                 0



   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);

   (3) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (4) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (3), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.60% of the average daily net assets of Class B.

   Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:



         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------- ------------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None



   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability; and

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Conversion to Class A Shares. Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased. The con-version of shares will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.70% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) certain Unit Investment Trusts sponsored by DWR; (iv) certain other open-end investment companies whose shares are distributed by the Distributor; and (v) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. All shares of the Fund held prior to

July 28, 1997 have been designated Class D shares. Additional investments in Class D shares by shareholders holding such shares may only be made if those shareholders are otherwise eligible to purchase Class D shares. However, shareholders holding such shares will receive the benefit of the value of such shares towards reduced sales charges on purchases of Class A shares pursuant to the Fund's "Right of Accumulation" (see "Initial Sales Charge Alternative--Class A Shares--Right of Accumulation"). Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

   Effective July 28, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.70% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of Class
B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.15% and 0.25% of the average daily net assets of each of these Classes, respectively, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE


   The net asset value per share is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


   Portfolio securities (other than short-term taxable debt securities, futures and options) are valued for the Fund by an outside independent pricing service approved by the Fund's Trustees. The service may utilize a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing services are more likely to approximate the fair value of such securities.


   Short-term taxable debt securities with remaining maturities of sixty days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than sixty days will be valued on a mark to market basis until such time as they reach a maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------


   Automatic Investment of Dividends and Distri-butions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share (without sales charge), in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend checks during the first ten days of the following month.

   Investment of Dividends and Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which pro-vides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE

   Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter

Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no holding period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors shoud be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the

Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.


   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes as a redemption or repurchase of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange is limited in situations where there is an exchange of shares within ninety days after the shares are purchased. There are also limits on the deduction of losses after the payment of exempt-interest dividends for shares held for less than six months (see "Dividends, Distributions and Taxes"). The Exchange Privilege is only available in states where an exchange may legally be made.


   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request (see "Redemptions and Repurchases"). Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------


   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her share redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem at net asset value the shares of any shareholder whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   Dividends and Distributions. The Fund declares dividends separately for each Class from net investment income on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. The amount of such dividends may fluctuate from day to day. Such dividends are paid monthly. The Fund intends to distribute all of its net investment income on an annual basis.


   The Fund will distribute at least once each year all net realized short-term capital gains in excess of any realized net long-term capital losses, if any. The Fund intends to distribute all of its realized net long-term capital gains, if any, in excess of any realized net short-term capital losses and any available net capital loss carryovers, at least once per fiscal year, although it may elect to retain all or part of such gains for reinvestment. Taxable capital gains may be generated by the sale of portfolio securities and by transactions in options and futures contracts engaged in by the Fund.


   All dividends and any capital gains distributions will be paid in additional Fund shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.") Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.


   Taxes. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.

   The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the Fund satisfies such requirement, distributions from net investment income to shareholders, whether taken in cash or reinvested in additional shares, will be excludable from gross income for federal income tax purposes to the extent net investment income is represented by interest on tax-exempt securities. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax. The Internal Revenue Code may subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax may be incurred due to interest received on certain "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by government units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item," under the alternative minimum tax, for both individual and corporate investors. The Fund anticipates that a portion of its investments will be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alter-native minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

   Within sixty days after the end of its fiscal year, the Fund will mail to its shareholders a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference.

   Shareholders will normally be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains, if any. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions or repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. If a shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss.

   Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes.

   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, shareholders of the Fund may be subject to state and local taxes on exempt-interest dividends.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   Shareholders should consult their tax advisers as to the applicability of the above to their own tax situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class. The Fund may also quote tax-equivalent yield, which is calculated by determining the pre-tax yield for each

Class which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 or $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

   Prior to July 28, 1997 the Fund offered only one Class of shares. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes, historical performance information may be restated to reflect the current maximum sales charge applicable to Class A. In addition, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance may also be restated to reflect the absence of any sales charge in the case of Class D shares.


ADDITIONAL INFORMATION
-----------------------------------------------------------------------------


   Voting Rights. All shares of beneficial interest of the Fund are of $.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.


   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any share holder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund's being unable to meet its obligations is remote and, in the opinion of Massa-chusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.


   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                       THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter Liquid Asset Fund Inc.
Dean Witter Tax-Free Daily Income Trust
Dean Witter U.S. Government Money Market Trust
Dean Witter California Tax-Free Daily Income Trust
Dean Witter New York Municipal Money Market Trust

EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Dividend Growth Securities Inc.
Dean Witter Developing Growth Securities Trust
Dean Witter World Wide Investment Trust
Dean Witter Value-Added Market Series
Dean Witter Utilities Fund
Dean Witter Capital Growth Securities
Dean Witter European Growth Fund Inc.
Dean Witter Pacific Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter International SmallCap Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
Dean Witter Financial Services Trust
Dean Witter Market Leader Trust

ASSET ALLOCATION FUNDS
Dean Witter Strategist Fund
Dean Witter Global Asset Allocation Fund

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust

FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities Trust
Dean Witter California Tax-Free Income Fund
Dean Witter New York Tax-Free Income Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income Securities
Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Multi-State Municipal Series Trust
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate Term U.S. Treasury Trust

DEAN WITTER RETIREMENT SERIES
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Stategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

DEAN WITTER
TAX-EXEMPT SECURITIES TRUST
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

DEAN WITTER
TAX-EXEMPT
SECURITIES
TRUST

                                                     PROSPECTUS--JULY 28, 1997

STATEMENT OF ADDITIONAL INFORMATION
JULY 28, 1997


                                                            DEAN WITTER
                                                            TAX-EXEMPT
                                                            SECURITIES
                                                            TRUST
-----------------------------------------------------------------------------

   Dean Witter Tax-Exempt Securities Trust (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund invests principally in tax-exempt fixed-income securities which are rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. (See "Investment Practices and Policies.")


   A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
Tax-Exempt Securities Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
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 The Fund and its Management............  3
Trustees and Officers..................   6
Investment Practices and Policies .....  12
Investment Restrictions................  18
Portfolio Transactions and Brokerage ..  19
The Distributor .......................  20
Determination of Net Asset Value  .....  23
Purchase of Fund Shares................  23
Shareholder Services...................  26
Redemptions and Repurchases............  30
Dividends, Distributions and Taxes ....  31
Performance Information................  32
Description of Shares of the Fund .....  34
Custodian and Transfer Agent...........  34
Independent Accountants................  35
Reports to Shareholders................  35
Legal Counsel..........................  36
Experts................................  36
Registration Statement.................  36
Financial Statements--December 31,
 1996..................................  37
Report of Independent Accountants .....  51
Appendix...............................  52

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund was incorporated in the State of Maryland on December 31, 1979 under the name InterCapital Tax-Exempt Securities Inc. On March 17, 1983, the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Tax-Exempt Securities Inc. On April 30, 1987 the Fund reorganized as a Massachusetts business trust, with the name Dean Witter Tax-Exempt Securities Trust.

THE INVESTMENT MANAGER


   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to periodic review by the Fund's Board of Trustees. Information as to these trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Quality Municipal Investment Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Securities, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Dividend Growth Securities, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International Small Cap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter Information Fund, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities

Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Market Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as (i) administrator of The Black Rock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.


   Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Funds or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of daily net assets exceeding $1.25 billion. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund accrued to the Investment Manager total compensation of $6,003,589, $5,608,466 and $5,320,578, respectively.

   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days notice, by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement has an initial term ending April 30, 1999 and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 83 Dean Witter Funds and the 14 TCW/DW Funds, are shown below.



  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------- ----------------------------------------------------------
Michael Bozic (56)                           Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                      Corporation (since November, 1995); Director or Trustee of the
c/o Levitz Furniture Corporation             Dean Witter Funds; formerly President and Chief Executive Officer
6111 Broken Sound Parkway, N.W.              of Hills Department Stores (May, 1991-July, 1995); formerly
Boca Raton, Florida                          variously Chairman, Chief Executive Officer, President and Chief
                                             Operating Officer (1987-1991) of the Sears Merchandise Group
                                             of Sears, Roebuck and Co.; Director of Eaglemark Financial
                                             Services, Inc., the United Negro College Fund and Weirton Steel
                                             Corporation.

Charles A. Fiumefreddo* (64)                 Chairman, Chief Executive Officer and Director of InterCapital,
Trustee, Chairman, President and Chief       Distributors and DWSC; Executive Vice President and Director
Executive Officer                            of DWR; Chairman, Director or Trustee, President and Chief
Two World Trade Center                       Executive Officer of the Dean Witter Funds; Chairman, Chief
New York, New York                           Executive Officer and Trustee of the TCW/DW Funds; Chairman
                                             and Director of Dean Witter Trust Company ("DWTC"); Director
                                             and/or officer of various MSDWD subsidiaries; formerly Executive
                                             Vice President and Director of Dean Witter, Discover & Co. (until
                                             February, 1993).

Edwin J. Garn (64)                           Director or Trustee of the Dean Witter Funds; formerly United
Trustee                                      States Senator (R-Utah)(1974-1992) and Chairman, Senate Banking
c/o Huntsman Corporation                     Committee (1980-1986); formerly Mayor of Salt Lake City, Utah
500 Huntsman Way                             (1972-1974); formerly Astronaut, Space Shuttle Discovery (April
Salt Lake City, Utah                         12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since
                                             January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp. (health insurance);
                                             member of the board of various civic and charitable organizations.

John R. Haire (72)                           Chairman of the Audit Committee and Chairman of the Committee
Trustee                                      of the Independent Directors or Trustees and Director or Trustee
Two World Trade Center                       of the Dean Witter Funds; Chairman of the Audit Committee and
New York, New York                           Chairman of the Committee of the Independent Trustees and Trustee
                                             of the TCW/DW Funds; formerly President, Council for Aid to
                                             Education (1978-1989) and Chairman and Chief Executive Officer
                                             of Anchor Corporation, an Investment Adviser (1964-1978);
                                             Director of Washington National Corporation (insurance).

                                6

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------- ----------------------------------------------------------
Wayne E. Hedien** (63)                       Retired; Director or Trustee of the Dean Witter Funds (commencing
Trustee                                      on September 1, 1997); Director of The PMI Group, Inc. (private
c/o Gordon Altman Butowsky                   mortgage insurance); Trustee and Vice Chairman of The Field
    Weitzen Shalov & Wein                    Museum of Natural History; formerly associated with the Allstate
Counsel to the Independent Trustees          Companies (1966-1994), most recently as Chairman of The Allstate
114 West 47th Street                         Corporation (March, 1993-December, 1994) and Chairman and Chief
New York, New York                           Executive Officer of its wholly-owned subsidiary, Allstate
                                             Insurance Company (July, 1989-December, 1994); director of various other business and charitable organizations.

Dr. Manuel H. Johnson (48)                   Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                      firm; Co-Chairman and a founder of the Group of Seven Council
c/o Johnson Smick International, Inc.        (G7C), an international economic commission; Director or Trustee
1133 Connecticut Avenue, N.W.                of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director
Washington, D.C.                             of NASDAQ (since June, 1995); Director of Greenwich Capital
                                             Markets Inc. (broker-dealer); Trustee of the Financial Accounting
                                             Foundation (oversight organization for the Financial Accounting
                                             Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary
                                             of the U.S. Treasury.

Michael E. Nugent (61)                       General Partner, Triumph Capital, L.P., a private investment
Trustee                                      partnership; Director or Trustee of the Dean Witter Funds; Trustee
c/o Triumph Capital, L.P.                    of the TCW/DW Funds; formerly Vice President, Bankers Trust
237 Park Avenue                              Company and BT Capital Corporation (1984-1988); Director of
New York, New York                           various business organizations.
Philip J. Purcell* (53)                      Chairman of the Board of Directors and Chief Executive Officer
Trustee                                      of MSDWD, DWR and Novus Credit Services Inc.; Director of
1585 Broadway                                InterCapital, DWSC and Distributors; Director or Trustee of
New York, New York                           the Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (66)                       Retired; Director or Trustee of the Dean Witter Funds; Trustee
Trustee                                      of the TCW/DW Funds; Director of Citizens Utilities Company;
c/o Gordon Altman Butowsky                   Formerly Executive Vice President and Chief Investment Officer
 Weitzen Shalov & Wein                       of the Home Insurance Company (August, 1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, NY

                                7

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------- ----------------------------------------------------------
Barry Fink (42)                              Senior Vice President (since March, 1997) and Secretary and
Vice President, Secretary                    General Counsel (since February, 1997) of InterCapital and DWSC;
 and General Counsel                         Senior Vice President (since March, 1997) and Assistant Secretary
Two World Trade Center                       and Assistant General Counsel (since February, 1997) of
New York, New York                           Distributors; Assistant Secretary of DWR (since August, 1996);
                                             Vice President, Secretary and General Counsel of the Dean Witter
                                             Funds and the TCW/DW Funds (since February, 1997); previously
                                             First Vice President (June, 1993-February, 1997), Vice President
                                             (until June, 1993) and Assistant Secretary and Assistant General
                                             Counsel of InterCapital and DWSC and Assistant Secretary of
                                             the Dean Witter Funds and the TCW/DW Funds.

James F. Willison (53)                       Senior Vice President of InterCapital; Vice President of various
Vice President                               Dean Witter Funds.
Two World Trade Center
New York, New York

Joseph R. Arcieri (48)                       Vice President of InterCapital; Vice President of various Dean
Vice President                               Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                        First Vice President and Assistant Treasurer of InterCapital
Treasurer                                    and DWSC; Treasurer of the Dean Witter Funds and the TCW/DW
Two World Trade Center                       Funds.
New York, New York

----------

 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.
** Mr. Hedien's term as Trustee will commence on September 1, 1997.

   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and a Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and a Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and a Director of DWTC, Peter M. Avelar, and Jonathan R. Page, Senior Vice Presidents of InterCapital, Katherine H. Stromberg and Gerard J. Lian, Vice Presidents of InterCapital, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital, and DWSC, and Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso, a Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


   The Board of Trustees currently consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1997, the Dean Witter
Funds had total net assets of approximately $     billion and more than six
million shareholders.

   Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by

InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.


   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


   All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.


   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1996.

                              FUND COMPENSATION

                                AGGREGATE
                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
--------------------------- ---------------
Michael Bozic ..............     $1,800
Edwin J. Garn ..............      1,800
John R. Haire ..............      3,900
Dr. Manuel H. Johnson  .....      1,750
Michael E. Nugent ..........      1,800
John L. Schroeder...........      1,750

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                            FOR SERVICE AS
                                                             CHAIRMAN OF
                                                            COMMITTEES OF    FOR SERVICE AS
                                                             INDEPENDENT      CHAIRMAN OF      TOTAL CASH
                           FOR SERVICE                        DIRECTORS/     COMMITTEES OF    COMPENSATION
                         AS DIRECTOR OR    FOR SERVICE AS    TRUSTEES AND     INDEPENDENT         PAID
                           TRUSTEE AND      TRUSTEE AND         AUDIT           TRUSTEES     FOR SERVICES TO
                        COMMITTEE MEMBER  COMMITTEE MEMBER COMMITTEES OF 82    AND AUDIT     82 DEAN WITTER
NAME OF                 OF 82 DEAN WITTER   OF 14 TCW/DW     DEAN WITTER    COMMITTEES OF 14  FUNDS AND 14
INDEPENDENT TRUSTEE           FUNDS            FUNDS            FUNDS         TCW/DW FUNDS    TCW/DW FUNDS
---------------------- ----------------- ---------------- ---------------- ---------------- ---------------
Michael Bozic .........     $138,850               --                --              --         $138,850
Edwin J. Garn .........      140,900               --                --              --          140,900
John R. Haire .........      106,400          $64,283          $195,450         $12,187          378,320
Dr. Manuel H. Johnson        137,100           66,483                --              --          203,583
Michael E. Nugent  ....      138,850           64,283                --              --          203,133
John L. Schroeder......      137,150           69,083                --              --          206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. (1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1996 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1996 and from the 57 Dean Witter Funds as of December 31, 1996.

         RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                 FOR ALL ADOPTING FUNDS
                            -------------------------------
                                                                                    ESTIMATED ANNUAL
                                                              RETIREMENT BENEFITS       BENEFITS
                                                              ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                                                            --------------------- ------------------
                                ESTIMATED
                                CREDITED
                                  YEARS         ESTIMATED
                              OF SERVICE AT   PERCENTAGE OF               BY ALL    FROM    FROM ALL
                               RETIREMENT       ELIGIBLE       BY THE    ADOPTING    THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION      FUND      FUNDS     FUND     FUNDS
--------------------------- --------------- --------------- ---------- ---------- ------- ----------
Michael Bozic ..............       10             50.0%        $ 338     $20,147   $  850   $ 51,325
Edwin J. Garn ..............       10             50.0           473      27,772      850     51,325
John R. Haire ..............       10             50.0          (376)(3)  46,952    2,304    129,550
Dr. Manuel H. Johnson  .....       10             50.0           202      10,926      850     51,325
Michael E. Nugent ..........       10             50.0           338      19,217      850     51,325
John L. Schroeder...........        8             41.7           645      38,700      708     42,771

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.
(3) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

PORTFOLIO SECURITIES

   The payment of principal and interest by issuers of certain Municipal Bonds and Notes ("Municipal Obligations") purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Obligation meets the Fund's investment quality requirements. In addition, some issues may contain provisions which permit the Fund to demand from the issuer repayment of principal at some specified period(s) prior to maturity.

   Municipal Bonds. Municipal Bonds, as referred to in the Prospectus, are debt obligations of a state, its cities, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issuance of one year or more, and the interest from which is, in the opinion of bond counsel, exempt from federal income tax. They are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for general operating expenses or to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and pollution control bonds are issued by or on behalf of public authorities to provide funding for various privately operated facilities.

   Municipal Notes. Municipal Notes are short-term obligations of municipalities, generally with a maturity at the time of issuance ranging from six months to three years, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, although there are other types of Municipal Notes in which the Fund may invest. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project Notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Such notes are secured by the full faith and credit of the United States Government. Project Notes are not currently being issued.

   Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities the interest from which is, in the opinion of bond counsel, exempt from federal income tax, and which may be issued at a discount and is sometimes referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

   Obligations of issuers of Municipal Bonds, Municipal Notes and Municipal Commercial Paper are subject to provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or any state extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Bonds, Municipal Notes and Municipal Commercial Paper may be materially affected.

   Special Investment Considerations. The percentage and rating policies in the Prospectus apply at the time of acquisition of a security based upon the last previous determination of the Fund's net asset value; any subsequent change in any ratings by a rating service or change in percentages resulting from market fluctuations or other changes in the amount of total assets will not require elimination of any security from the Fund's portfolio until such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Therefore, the Fund may hold securities which have been downgraded to ratings of Ba or BB or lower by Moody's or S&P. Such securities are considered to be speculative investments.

   Furthermore, the Fund does not have any minimum quality rating standard for its downgraded or lower-rated investments. As such, the Fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or CI by S&P. Bonds rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated CI by S&P, their lowest bond rating, are no longer making interest payments.

   Because of the special nature of securities which are rated below investment grade by national credit rating agencies ("lower-rated securities"), the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. For example, as the lower rated securities market is relatively new, its growth has paralleled a long economic expansion and it has not weathered a recession in its present size and form. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on this market and on the value of the lower rated securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

   The secondary market for lower rated securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities.

The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain lower rated securities at certain times and should make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of lower rated securities and a concomitant negative impact upon the net asset value of a share of the Fund.

PORTFOLIO CHARACTERISTICS


   Variable Rate Obligations. As stated in the Prospectus, the Fund may invest in obligations of the type called "variable rate obligations."


   The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of the obligation prior to maturity, is enhanced.

   When-Issued and Delayed Delivery Securities. As stated in the Prospectus, the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the Municipal Obligation in determining its net asset value. The Fund will also establish a segregated account with its custodian bank in which it will maintain cash, cash equivalents or other high quality Municipal Obligations equal in value to commitments for such when-issued or delayed delivery securities. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of Municipal Obligations on a when-issued or delayed delivery basis. The Fund may sell securities on a when-issued or delayed delivery basis provided that the Fund owns the security at the time of the sale.

   Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Fund's Custodian, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored by the Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will always be a least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity or other considerations warrant. However, the Fund did not enter into any repurchase agreements during its fiscal year ended December 31, 1996 and it has no intention of entering into any such agreements in the foreseeable future.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

   As discussed in the Prospectus, the Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

   Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price the Fund realizes a gain, and if the offsetting sale price is less than the purchase price the Fund realizes a loss.

   Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option changes is reflected in the net asset value of the Fund.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index (see below). The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

   Financial futures contracts are traded in an auction environment on the floors of several Exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce the value of futures contracts for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

   Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   Put and call options on financial futures have characteristics similar to Exchange traded options. For a further description of options, see below and the Prospectus.

   In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

   The Fund may not enter into futures contracts or related options theron if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby ensure that the use of such futures is unleveraged. The Fund may not purchase or sell futures contracts or related options if, immediately thereafter, more than one-third of its net assets would be hedged.

   Municipal Bond Index Futures--The Fund may utilize municipal bond index futures contracts and options thereon for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, futures contracts on a municipal bond index will be settled in cash if held until the close of trading in the contract. However, as in any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   Options--The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

   Presently there are no options on tax-exempt securities traded on national securities exchanges and until such time as they become available, the Fund will not invest in options on debt securities.

   A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

   The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

   The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

PORTFOLIO MANAGEMENT

   The Fund may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another security of comparable equality purchased at approximately the same time to take advantage of what the Investment Manager believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.

   In general, purchases and sales may also be made to restructure the portfolio in terms of average maturity, quality, coupon yield, or diversification for any one or more of the following purposes: (a) to increase income, (b) to improve portfolio quality, (c) to minimize capital depreciation, (d) to realize gains or losses, or for such other reasons as the Investment Manager deems relevant in light of economic and market conditions.

   The Fund may invest in obligations customarily sold to institutional investors in private transactions with the issuers thereof and up to 5% of its total assets in securities for which a bona fide market does not exist at the time of purchase. With respect to any securities as to which a bona fide market does not exist, the Fund may be unable to dispose of such securities promptly at reasonable prices.

   The Fund does not generally intend to invest more than 25% of its total assets in securities of any one governmental unit or in the securities of governmental units located in any one state, territory or possession of the United States. Subject to investment restriction number 3 disclosed in the Prospectus under the Section "Investment Restrictions," the Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds).

INVESTMENT RESTRICTIONS
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   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security, and provided further that a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund;
(b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest in common stock.

     2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     3. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

     4. Purchase or sell commodities except that the Fund may purchase or sell financial futures contracts and related options thereon.

     5. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     6. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

     7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     8. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     9. Pledge its assets or assign or otherwise encumber them except to secure borrowing effected within the limitations set forth in Restriction
    8. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

     10. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

     11. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; and (b) by investment in repurchase agreements.

     12. Make short sales of securities.

     13. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     15. Invest for the purpose of exercising control or management of any other issuer.


   Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE
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   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on an "net" basis with dealers acting as principal for their own account without charging a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid no brokerage commissions.


   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and who are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thus reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.


   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund did not effect any principal transactions with DWR.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund did not effect any securities transactions through any affiliated brokers or dealers during its fiscal years ended December 31, 1994, 1995 and 1996.

THE DISTRIBUTOR
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   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   Effective July 28, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.70% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.60% of the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received front-end sales charges on sales of the Fund's shares in the approximate amounts of $2,276,000, $972,000 and $1,050,000 for the fiscal years ended December 31, 1994, 1995 and 1996, respectively.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

   The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on June 30, 1997.

   Under its terms, the Plan has an initial term ending April 30, 1998 and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

   With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.15% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.15% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 0.70% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.70%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. Because there is no requirement under the

Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
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   As discussed in the Prospectus, the net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


   Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or take other provisions for pricing of the Fund's portfolio securities.


PURCHASE OF FUND SHARES
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   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.0% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.

   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund:



         YEAR SINCE
          PURCHASE             CDSC AS A PERCENTAGE
        PAYMENT MADE            OF AMOUNT REDEEMED
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First ......................           5.0%
Second .....................           4.0%
Third ......................           3.0%
Fourth .....................           2.0%
Fifth ......................           2.0%
Sixth ......................           1.0%
Seventh and thereafter  ....           None




   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
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   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the monthly payment date, as stated in the Prospectus. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the payment date of the dividend or the record date of the distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Tax-Exempt Securities Trust or in another Class of Dean Witter Tax-Exempt Securities Trust. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon their current net asset value. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments and the address to which checks are mailed by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Tax-Exempt Securities Trust, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond

Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or a CDSC Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were
(i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund may, at its discretion, accept initial investments of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who haved acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
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   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As described in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Each shareholder will receive at least a quarterly summary of his or her account, including information as to reinvested dividends and capital gains distributions. Share certificates for dividends or distributions will not be issued unless a shareholder requests in writing that a certificate be issued for a specific number of shares.

   In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

   Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

   The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

   With respect to the Fund's investments in zero coupon bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Internal Revenue Code and remain able to forego payment of federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

   As discussed in the Prospectus, the Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

   As also discussed in the Prospectus, the Fund intends to invest a portion of its assets in certain "private activity bonds" issued after August 7, 1986. As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Within sixty days after the end of its fiscal year, the Fund will mail to shareholders a statement indicating the percentage of the dividend distributions for each fiscal year which constitutes exempt-interest dividends, the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference, and to what extent the taxable portion is long-term capital gain, short-term capital gain or ordinary income. This percentage should be applied uniformly to all monthly distributions made during the fiscal year to determine the proportion of dividends that is tax-exempt. The percentage may differ from the percentage of tax-exempt dividend distributions for any particular month.

   Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

   Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

   Any dividends or capital gains distributions received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's shares in that fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions are, and some portion of the dividends may be, subject to income tax. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of taxable dividends or the distribution of capital gains, such payment or distribution would be in part a return of capital but nonetheless taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Shareholders should consult their tax advisers regarding specific questions as to state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Prior to July 28, 1997, the Fund offered only one Class of shares. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.0% sales charge in effect prior to July 28, 1997. In addition, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is not reflected in the restated performance for that Class and would further reduce the performance quoted below. Following the restated performance information is the actual performance of the Fund as of its last fiscal year (prior to the implementation of multiple classes) without taking into effect the new fee and sales charge structure.

   Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined as described below; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period (reduced by any undeclared earned income per share that is expected to be declared shortly after the end of the period) multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.

   To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities. For the 30-day period ended December 31, 1996, the Fund's restated yield for the Class A and Class D shares, calculated pursuant to the formula described above, was 4.68% and 4.89%, respectively.

   The Fund may also quote a "tax-equivalent yield" for each Class determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The Fund's restated tax-equivalent yield for the Class A and Class D shares, based upon a Federal personal income tax bracket of 39.60% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 1996 was 7.75% and 8.10%, respectively, based upon the yield quoted above.

   The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The restated average annual total returns of the Class A and Class D shares of the Fund for the year ended December 31, 1996 were -0.79% and 3.61%, respectively; for the five years ended December 31, 1996 were 5.94% and 6.86%, respectively; and for the ten years ended December 31, 1996 were 6.97% and 7.44%, respectively.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculation may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without the deduction for any applicable sales charge. Based on this calculation, the Fund's average annual total return for Class A shares for the year ended December 31, 1996 was 3.61%, the average annual total return for the five years ended December 31, 1996 was 6.86% and the average annual total return for the ten years ended December 31, 1996 was 7.44%. Because the Class D shares are not subject to any sales charge, the Fund would only advertise average annual total return as calculated in the previous paragraph.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's restated total return for both Class A and Class D shares for the year ended December 31, 1996 was 3.61%; the restated total return for the five years ended December 31, 1996 was 39.37%; and the restated total return for the ten years ended December 31, 1996 was 104.87%.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000, adjusted for the aforementioned sales charges, in Class A and Class D of the Fund at inception (March 27, 1980) would have grown to $45,017, $226,847 and $457,221, respectively, in the case of Class A, and $47,015, $235,075 and $470,150, respectively, in the case of Class D, at December 31, 1996.

   For the 30-day period ended December 31, 1996, the Fund's actual yield, calculated pursuant to the formula described above, was 4.69%. The Fund's tax-equivalent yield, calculated pursuant to the formula described above, for the 30-day period ended December 31, 1996 was 7.76% based on the yield quoted in the previous sentence. The average annual total returns of the Fund, calculated pursuant to the formula described above, for the year ended December 31, 1996, for the five years ended December 31, 1996, and for the ten years ended December 31, 1996 were -0.53%, 6.00% and 7.00%, respectively. The average annual total returns of the Fund calculated without the deduction for any applicable sales charge for the year ended December 31, 1996, for the five years ended December 31, 1996, and for the ten years ended December 31, 1996, were 3.61%, 6.86% and 7.44%, respectively. The Fund's aggregate total return, calculated pursuant to the formula described above, for the year ended December 31, 1996 was 3.61%, the total return for the five years ended December 31, 1996 was 39.37% and the total return for the ten years ended December 31, 1996 was 104.87%. Investments of $10,000, $50,000 and $100,000,
adjusted for the sales charges in effect at such time (4.0%, 3.25% or 2.75%, respectively), in the Fund at inception (March 27, 1980) would have grown to $45,134, $227,435 and $457,221, respectively, at December 31, 1996.


   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


DESCRIPTION OF SHARES OF THE FUND
-----------------------------------------------------------------------------

   The Shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his term to commence on September 1, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the

Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.


   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated above, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.


CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. The Custodian has no part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such balances may, at times, be substantial.


   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

   The Fund's fiscal year is the calendar year. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The annual financial statements of the Fund for the year ended December 31, 1996, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 1996

  PRINCIPAL
  AMOUNT IN                                                                    COUPON    MATURITY
  THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
             TAX-EXEMPT MUNICIPAL BONDS (94.5%)
             General Obligation (11.4%)
             North Slope Borough, Alaska,
 $    5,000   Ser 1992 A Conv (MBIA) .........................................  5.90 %   06/30/03  $    5,358,450
     15,000   Ser 1994 B (FSA) ...............................................  0.00     06/30/05       9,679,800
     18,500   Ser 1995 A (MBIA) ..............................................  0.00     06/30/06      11,223,950
     11,000   Ser 1996 B (MBIA) ..............................................  0.00     06/30/06       6,673,700
     10,000   Ser 1996 B (MBIA) ..............................................  0.00     06/30/07       5,697,600
      4,000  Connecticut, College Savings 1989 Ser A  ........................  0.00     07/01/08       2,209,080
             Massachusetts,
     20,000   Refg 1996 Ser A (AMBAC) ........................................  6.00     11/01/10      21,480,800
     10,000   Refg 1993 Ser A ................................................  5.50     02/01/11      10,051,300
      4,000  Clark County, Nevada, Transportation Ser 1992 A (AMBAC)  ........  6.50     06/01/17       4,518,640
             New York City, New York,
     10,000   1990 Ser D .....................................................  6.00     08/01/07      10,077,700
     10,000   1990 Ser D .....................................................  6.00     08/01/08      10,053,900
     10,000  Pennsylvania, First Ser 1995 (FGIC) .............................  5.50     05/01/12      10,074,700
      7,500  Shelby County, Tennessee, Refg 1995 Ser A  ......................  5.625    04/01/14       7,610,025
     20,120  King County, Washington, Ltd Tax 1995 (MBIA) ....................  6.00     01/01/23      20,632,255
------------                                                                                       --------------
    155,120                                                                                           135,341,900
------------                                                                                       --------------
             Educational Facilities Revenue (5.4%)
     10,000  Indiana University, Student Fee Ser K (MBIA) ....................  5.875    08/01/20      10,089,600
      7,000  Massachusetts Health & Educational Facilities Authority, Boston
              University Ser 1991 (MBIA) .....................................  6.66     10/01/31       7,524,650
     15,000  New Hampshire Higher Educational & Health Facilities Authority,
              Dartmouth College Ser 1993 .....................................  5.375    06/01/23      14,239,800
      2,000  New Jersey Development Authority, The Seeing Eye Inc 1991 .......  7.30     04/01/11       2,100,380
             New York State Dormitory Authority,
      5,000   State University Ser 1989 B ....................................  0.00     05/15/02       3,879,350
     20,000   State University Ser 1990 B ....................................  7.00     05/15/16      21,422,400
      5,000  Vermont Educational & Health Buildings Financing Agency,
              Middlebury
              College Ser 1996 ...............................................  5.375    11/01/26       4,795,450
------------                                                                                       --------------
     64,000                                                                                            64,051,630
------------                                                                                       --------------
             Electric Revenue (11.7%)
     25,000  Salt River Project Agricultural Improvement & Power District,
              Arizona, Refg 1993 Ser C .......................................  5.50     01/01/10      25,702,250
     10,000  Sacramento Municipal Utility District, California, Refg 1994 Ser
              I (MBIA) .......................................................  5.75     01/01/15      10,104,900
     10,000  Municipal Electric Authority of Georgia, Fifth Crossover Ser ....  6.50     01/01/17      10,922,200
      8,000  New York State Power Authority, General Purpose Ser CC ..........  5.25     01/01/18       7,581,200
     15,000  Puerto Rico Electric Power Authority, Power Ser O ...............  0.00     07/01/17       4,599,750
     15,000  South Carolina Public Service Authority, 1995 Refg Ser A
              (AMBAC) ........................................................  6.25     01/01/22      15,957,600
      6,000  Austin, Texas, Combined Utilities Refg Ser 1993 A ...............  5.75     11/15/13       6,019,320
     24,000  San Antonio, Texas, Electric & Gas Refg Ser 1994 C ..............  4.70     02/01/06      23,072,160

                      SEE NOTES TO FINANCIAL STATEMENTS

                               37

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

  PRINCIPAL
  AMOUNT IN                                                                    COUPON    MATURITY
  THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
             Intermountain Power Agency, Utah,
$10,000       Refg 1996 Ser D ................................................  5.00 %   07/01/21  $    9,069,600
 10,000       Refg 1997 Ser B (MBIA)(WI) .....................................  5.75     07/01/19       9,806,300
 15,000      Washington Public Power System, Proj #2 Refg Ser 1994 A
              (Secondary MBIA) ...............................................  6.00     07/01/07      16,061,850
------------                                                                                       --------------
148,000                                                                                               138,897,130
------------                                                                                       --------------
             Hospital Revenue (7.4%)
 10,000      Birmingham -Carraway Special Care Facilities Financing
              Authority, Alabama, Carraway Methodist Health Systems Ser 1995
              A (Connie Lee) .................................................  6.25     08/15/09      10,808,000
  3,000      Baxter County, Arkansas, Baxter County Regional Hospital Inc
              Impr & Refg Ser 1992 ...........................................  7.50     09/01/21       3,216,660
 10,000      California Health Facilities Financing Authority, Kaiser
              Permanente Ser 1985 ............................................  5.55     08/15/25       9,544,900
  1,500      Massachusetts Health & Educational Facilities Authority, Malden
              Hospital -
              FHA Ins Mtge Ser A .............................................  5.00     08/01/16       1,343,580
             Rochester, Minnesota,
  5,000       Mayo Foundation/Mayo Medical Center Ser 1992 I .................  5.75     11/15/21       4,999,600
  3,700       Mayo Foundation/Mayo Medical Center Ser 1992 F .................  6.25     11/15/21       3,870,274
 10,000      Missouri Health & Educational Facilities Authority,
              Barnes-Jewish Inc/
              Christian Health Services Ser 1993 A ...........................  5.25     05/15/14       9,581,600
  6,000      New York State Medical Care Facilities Finance Agency,
              Presbyterian Hospital -FHA Ins Mtge 1984 Ser A Refg ............  5.25     08/15/14       5,779,320
 10,000      Charlotte-Mecklenburg County Hospital Authority, North Carolina,
              Ser 1992 .......................................................  6.00     01/01/22      10,136,700
  5,000      University of North Carolina, Hospitals at Chapel Hill Ser 1996 .  5.00     02/15/29       4,486,600
  4,000      Cuyahoga County, Ohio, The Cleveland Clinic Foundation Refg Ser
              1988 A .........................................................  8.00     12/01/15       4,156,680
  5,000      North Central Texas Health Facilities Development Corporation,
              University
              Medical Center Inc Ser 1997 (FSA)(WI) ..........................  5.45     04/01/15       4,889,900
  7,000      Fairfax County Industrial Development Authority, Virginia, Inova
              Health System Foundation Refg Ser 1993 A .......................  5.25     08/15/19       6,601,840
 10,000      Fredericksburg Industrial Development Authority, Virginia,
              Medicorp
              Health System Refg Ser 1996 (AMBAC) ............................  5.25     06/15/16       9,634,000
------------                                                                                       --------------
 90,200                                                                                                89,049,654
------------                                                                                       --------------
             Industrial Development/Pollution Control Revenue (6.7%)
  1,300      Jefferson County, Kentucky, Louisville Gas & Electric Co 1993
              Ser B ..........................................................  5.625    08/15/19       1,289,223
  1,450      Maryland Industrial Development Financing Authority, Medical
              Waste Assocs LP 1989 Ser (AMT) .................................  8.75     11/15/10       1,450,000
  5,000      Becker, Minnesota, Northern States Power Co Ser A 1989 ..........  6.80     04/01/07       5,300,250
 15,000      Claiborne County, Mississippi, Middle South Energy Inc Ser C  ...  9.875    12/01/14      16,619,100
 10,000      Clark County, Nevada, Nevada Power Co Ser 1992 A (AMT) (FGIC) ...  6.70     06/01/22      10,757,700
 10,000      Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMBAC) .  6.30     12/01/14      10,585,600
  5,000      Alliance Airport Authority, Texas, AMR Corp Ser 1990 (AMT) ......  7.50     12/01/29       5,355,400
 10,000      Dallas-Fort Worth International Airport Facility Improvement
              Corporation, Texas, American Airlines Inc Ser 1995 .............  6.00     11/01/14       9,923,400

                      SEE NOTES TO FINANCIAL STATEMENTS

                               38

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

  PRINCIPAL
  AMOUNT IN                                                                    COUPON    MATURITY
  THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
$ 7,000      Matagorda County Navigation District #1, Texas, Central Power &
              Light Co Collateralized Ser 1984 A .............................  7.50 %   12/15/14  $    7,718,830
 10,000      Weston, Wisconsin, Wisconsin Public Service Corp Refg Ser 1993
              A ..............................................................  6.90     02/01/13      10,991,400
------------                                                                                       --------------
 74,750                                                                                                79,990,903
------------                                                                                       --------------
             Mortgage Revenue -Multi-Family (2.1%)
  7,000      Michigan Housing Development Authority, Rental Ser A (Bifurcated
              FSA) ...........................................................  6.50     04/01/23       7,253,050
  9,000      New Jersey Housing & Mortgage Finance Agency, 1995 Ser A
              (AMBAC) ........................................................  6.05     11/01/20       9,179,190
             New York City Housing Developement Corporation, New York,
  4,514       Ruppert Proj -FHA Ins Sec 223F .................................  6.50     11/15/18       4,637,092
  4,371       Stevenson Commons Proj -FHA Ins Sec 223F .......................  6.50     05/15/18       4,463,777
------------                                                                                       --------------
 24,885                                                                                                25,533,109
------------                                                                                       --------------
             Mortgage Revenue -Single Family (6.7%)
 10,000      Alaska Housing Finance Corporation, Governmental 1995 Ser A
              (MBIA) .........................................................  5.875    12/01/24       9,965,400
  2,440      California Housing Finance Agency, Home Cap Apprec 1983 Ser B  ..  0.00     08/01/15         381,372
 12,100      Illinois Housing Development Authority, Residential 1991 Ser C
              (AMT) ..........................................................  6.875    02/01/18      12,554,355
  4,000      Missouri Housing Development Commission, Homeownership GNMA/FNMA
              1996 Ser C (AMT) ...............................................  7.45     09/01/27       4,419,760
  6,900      Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser
              (AMT) ..........................................................  7.631    09/10/30       7,305,306
  4,010      North Carolina Housing Finance Agency, Ser Q (AMT) ..............  8.00     03/01/18       4,275,783
  6,950      Ohio Housing Finance Agency, GNMA-Backed 1990 Ser A (AMT) .......  6.903    03/01/31       7,285,824
 10,000      Pennsylvania Housing Finance Agency, Ser 1991-31 (AMT) ..........  7.00     10/01/23      10,541,100
             Tennessee Housing Development Agency,
  4,000       Mortgage Finance 1993 Ser A ....................................  5.90     07/01/18       4,031,880
 11,000       Mortgage Finance 1993 Ser A ....................................  5.95     07/01/28      11,065,560
  7,600      Wisconsin Housing & Economic Development Authority, Home
              Ownership
              1991 Ser (AMT) .................................................  7.097    10/25/22       7,965,864
------------                                                                                       --------------
 79,000                                                                                                79,792,204
------------                                                                                       --------------
             Public Facilities Revenue (2.3%)
  5,000      Palm Beach County, Florida, Criminal Justice Ser 1990 (FGIC) ....  6.00     06/01/13       5,092,200
 10,000      Michigan Building Authority, 1993 Refg Ser I (AMBAC) ............  5.30     10/01/16       9,494,500
  6,000      Saint Louis Industrial Development Authority, Missouri, Kiel
              Center
              Refg Ser 1992 (AMT) ............................................  7.75     12/01/13       6,423,540
  5,000      Ohio Building Authority, Correctional 1985 Ser C BIGS ...........  9.75     10/01/05       6,619,750
------------                                                                                       --------------
 26,000                                                                                                27,629,990
------------                                                                                       --------------
             Resource Recovery Revenue (5.8%)
             Connecticut Resources Recovery Authority,
  9,000       American REF-FUEL Co of Southeastern Connecticut 1988 Ser A
              (AMT) ..........................................................  8.00     11/15/15       9,720,540
  4,950       Bridgeport RESCO Ser A .........................................  7.625    01/01/09       5,107,707
  7,000      Savannah Resource Recovery Development Authority, Georgia,
              Savannah
              Energy Systems Co Ser 1992 .....................................  6.30     12/01/06       7,385,210
 10,000      Northeast Maryland Waste Disposal Authority, Montgomery County
              Ser 1993 A (AMT) ...............................................  6.30     07/01/16      10,197,500

                      SEE NOTES TO FINANCIAL STATEMENTS

                               39

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

  PRINCIPAL
  AMOUNT IN                                                                    COUPON    MATURITY
  THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
$ 9,000      Mercer County Improvement Authority, New Jersey, Refg Ser A 1992
              (AMT)(FGIC) ....................................................  6.70 %   04/01/13  $    9,009,990
 10,000      Hempstead Industrial Development Agency, New York, 1985 American
              REF-FUEL Co of Hempstead .......................................  7.40     12/01/10      10,250,000
  6,000      New York State Environmental Facilities Corporation, Huntington
              1989 Ser A (AMT) ...............................................  7.50     10/01/12       6,344,220
  5,000      Onondaga County Resource Recovery Agency, New York, 1992 Ser
              (AMT) ..........................................................  6.875    05/01/06       5,219,800
  5,000      Fairfax County Economic Development Authority, Virginia, Ogden
              Martin
              Systems of Fairfax Inc Ser 1988 A (AMT) ........................  7.75     02/01/11       5,387,800
------------                                                                                       --------------
 65,950                                                                                                68,622,767
------------                                                                                       --------------
             Transportation Facilities Revenue (12.5%)
  8,965      Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg Ser
              1993 A .........................................................  6.00     10/01/13       8,954,601
             Atlanta, Georgia,
  5,000       Airport Refg Ser 1996 (AMBAC)  .................................  6.00     01/01/07       5,393,800
 10,000       Airport Ser 1990 (AMT) .........................................  6.25     01/01/21      10,281,300
  8,100      Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax
              Refg Ser K .....................................................  7.25     07/01/10       8,574,822
  5,000      Hawaii, Airports Second Ser 1991 (AMT) ..........................  7.00     07/01/18       5,365,450
             Kentucky Turnpike Authority,
  9,000       Economic Development Road Refg Ser 1995 (AMBAC) ................  6.50     07/01/08      10,153,080
 30,000       Resource Recovery Road Refg 1987 Ser A  ........................  5.00     07/01/08      29,232,300
 11,000      New Jersey Highway Authority, Sr Parkway Refg 1992 Ser ..........  6.25     01/01/14      11,532,510
  6,595      Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT)(AMBAC)
              (WI) ...........................................................  6.375    07/01/15       6,955,878
             Ohio Turnpike Commission,
  4,000       1994 Ser A  ....................................................  5.75     02/15/24       3,988,800
 20,000       1996 Ser A (MBIA) ..............................................  5.50     02/15/26      19,656,600
  5,000      Pennsylvania Turnpike Commission, Ser L of 1991 (MBIA) ..........  6.00     06/01/15       5,141,500
 10,000      Puerto Rico Highway & Transportation Authority, Refg Ser X ......  5.50     07/01/15       9,931,200
 10,000      Texas Turnpike Authority, Dallas North Tollway Refg Ser 1997
              (FGIC) .........................................................  5.25     01/01/23       9,550,000
  4,000      Virginia Transportation Board, US Route 58 Corridor Ser 1993 B ..  5.625    05/15/13       4,008,960
------------                                                                                       --------------
146,660                                                                                               148,720,801
------------                                                                                       --------------
             Water & Sewer Revenue (9.7%)
 10,000      Birmingham Water Works & Sewer Board, Alabama, Ser 1994 .........  5.50     01/01/20       9,935,500
 10,000      Phoenix Civic Improvement Corporation, Arizona, Jr Lien Water
              Ser 1994 .......................................................  5.45     07/01/19       9,734,700
 10,000      California Department of Water Resources, Central Valley Refg
              Ser L  .........................................................  5.50     12/01/23       9,766,200
 10,000      East Bay Municipal Utility District, California, Water Refg Ser
              1993 (MBIA) ....................................................  5.00     06/01/21       9,131,900
 10,000      Los Angeles, California, Wastewater Ser 1994-A (MBIA) ...........  5.875    06/01/24      10,198,600
 10,000      Dade County, Florida, Water & Sewer Ser 1995 (FGIC) .............  5.50     10/01/25       9,814,900
  5,000      Rockdale County Water & Sewerage Authority, Georgia, Ser 1996
              (FSA) ..........................................................  5.00     07/01/22       4,659,400

                      SEE NOTES TO FINANCIAL STATEMENTS

                               40

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

  PRINCIPAL
  AMOUNT IN                                                                    COUPON    MATURITY
  THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
             Massachusetts Water Resources Authority,
 $ 10,000     Refg 1992 Ser B ................................................  5.50 %  11/01/15   $ 9,747,500
   10,000     1993 Ser C .....................................................  5.25     12/01/15    9,707,800
   10,000     1996 Ser A (FGIC) ..............................................  5.50     11/01/21    9,826,400
    4,000    Detroit, Michigan, Sewage Refg Ser 1993-A (FGIC) ................  5.70     07/01/13    4,040,240
    8,500    New York City Municipal Water Finance Authority, New York, 1994
              Ser B  .........................................................  5.30     06/15/06    8,592,055
   10,000    Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (FSA) ...  5.50     06/15/15    9,773,200
------------                                                                                       --------------
  117,500                                                                                          114,928,395
------------                                                                                       --------------
             Other Revenue (2.4%)
    3,500    Denver, Colorado, Excise Tax Ser 1985 A .........................  5.00     11/01/08    3,414,320
             New York Local Government Assistance Corporation,
    5,000     Ser 1993 C Refg ................................................  5.375    04/01/14    4,881,500
   10,000     Ser 1994 A  ....................................................  5.50     04/01/17    9,987,000
    5,000     Ser 1995 A  ....................................................  6.00     04/01/24    5,106,900
    5,000    Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995 (FSA) .  5.50     07/01/11    5,011,000
------------                                                                                       --------------
   28,500                                                                                           28,400,720
------------                                                                                       --------------
             Refunded (10.4%)
    5,000    Central Coast Water Authority, California, Ser 1992 (AMBAC) .....  6.60     10/01/02++  5,647,550
    9,000    Los Angeles Convention & Exhibition Center Authority,
              California,
              Ser 1985 COPs ..................................................  9.00     12/01/05++ 11,869,290
    6,000    Connecticut Health & Educational Facilities Authority, Yale-New
              Haven Hospital Ser F (MBIA) ....................................  7.10     07/01/00++  6,633,600
    2,500    Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) .............  6.875    10/01/22    2,854,200
    9,790    Metropolitan Pier & Exposition Authority, Illinois, McCormick
              Place
              Ser 1992 A .....................................................  6.50     06/15/03++ 10,994,366
    8,000    Massachusetts, 1994 Ser C (FGIC) ................................  6.75     11/01/04++  9,164,640
   14,000    New York State Dormitory Authority, Suffolk County Judicial Ser
              1986 (ETM) .....................................................  7.375    07/01/16   16,952,460
   25,000    Intermountain Power Agency, Utah, Refg 1985 Ser H (GAINS) .......  0.00 +   07/01/03++ 24,159,500
    5,000    Salt Lake City, Utah, IHC Hospital Inc Ser of 1983 (ETM) ........  5.00     06/01/15    4,835,050
   28,000    Fairfax County Industrial Development Authority, Virginia,
              Fairfax Hospital
              System Inc/Inova Health Ser 1991 ...............................  6.801    08/15/01++ 30,990,680
------------                                                                                       --------------
  112,290                                                                                          124,101,336
------------                                                                                       --------------
1,132,855    TOTAL TAX-EXEMPT MUNICIPAL BONDS
             (Identified Cost $1,051,723,235) ...................................................1,125,060,539
------------                                                                                       --------------
             SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (6.1%)
    9,700    Dade County Health Facilities Authority, Florida, Miami
              Childrens Hospital Ser 1990 (Demand 01/02/97)  .................  5.05 *   09/01/20    9,700,000
   13,900    Hapeville Development Authority, Georgia, Hapeville Hotel Ltd
              Ser 1985
              (Demand 01/02/97) ..............................................  5.00 *   11/01/15   13,900,000
    8,700    University of Michigan, Hospital Ser 1995 A (Demand 01/02/97) ...  5.10 *   12/01/19    8,700,000

                      SEE NOTES TO FINANCIAL STATEMENTS

                               41

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

  PRINCIPAL
  AMOUNT IN                                                                    COUPON    MATURITY
  THOUSANDS                                                                     RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
  $ 18,900   Missouri Health & Educational Facilities Authority, Washington
              University
              Ser 1996 D (Demand 01/02/97) ...................................  4.75*%   02/01/30     $18,900,000
     9,000   North Central Texas Health Facilities Development Corporation,
              University Medical Center Inc Ser 1987 .........................  7.75     04/01/97++     9,294,570
    11,600   Kemmerer, Wyoming, Exxon Corp Ser 1984 (Demand 01/02/97) ........  5.10*    11/01/14      11,600,000
------------                                                                                       --------------
    71,800   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
------------
             (Identified Cost $71,447,050) ........................................................    72,094,570
                                                                                                   --------------
$1,204,655   TOTAL INVESTMENTS (Identified Cost $1,123,170,285) (a) ...................   100.6%    1,197,155,109
============
             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS ...........................   (0.6)        (7,121,119)
                                                                                                   --------------
             NET ASSETS ...............................................................   100.0%   $1,190,033,990
                                                                                       =========== ==============

------------
AMT         Alternative Minimum Tax.
BIGS        Bond Income Growth Security.
COPs        Certificates of Participation.
ETM         Escrowed to Maturity.
GAINS       Growth and Income Security.
WI          Security purchased on a when issued basis.
+           Zero coupon; will convert to 10.00% on July 1, 2000.
++          Prerefunded to call date shown.
*           Current coupon of variable rate security.
(a)         The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $77,142,347 and the aggregate gross unrealized depreciation is $3,157,523, resulting in net unrealized appreciation of $73,984,824.

Bond Insurance:
AMBAC       AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
FGIC        Financial Guaranty Insurance Company.
FSA         Financial Security Assurance Company.
MBIA        Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 1996, continued

                      GEOGRAPHIC SUMMARY OF INVESTMENTS
Based on Market Value as a Percent of Net Assets
December 31, 1996

Alabama             1.7%
Alaska              4.1
Arizona             3.0
Arkansas            0.3
California          5.6
Colorado            0.3
Connecticut         2.0
Florida             3.1
Georgia             5.1
Hawaii              0.4
Illinois            2.0
Indiana             0.8
Kentucky            3.4
Maryland            1.0%
Massachusetts       6.6
Michigan            2.5
Minnesota           1.2
Mississippi         1.4
Missouri            3.3
Nebraska            0.6
Nevada              2.2
New Hampshire       1.2
New Jersey          2.7
New Mexico          0.6
New York           11.4
North Carolina      1.6
Ohio                3.5%
Pennsylvania        3.0
Puerto Rico         1.2
South Carolina      1.3
Tennessee           1.9
Texas               6.8
Utah                4.0
Vermont             0.4
Virginia            4.7
Washington          3.1
Wisconsin           1.6
Wyoming             1.0
                -------
Total             100.6%
                =======

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments in securities, at value
 (identified cost $1,123,170,285) ..................................... $1,197,155,109
Cash ..................................................................        887,063
Receivable for:
  Interest ............................................................     17,424,216
  Shares of beneficial interest sold ..................................        244,066
Prepaid expenses and other assets .....................................         27,394
                                                                       --------------
  TOTAL ASSETS ........................................................  1,215,737,848
                                                                       --------------
LIABILITIES:
Payable for:
  Investments purchased ...............................................     20,777,892
  Dividends and distributions .........................................      3,724,283
  Shares of beneficial interest repurchased ...........................        596,522
  Investment management fee ...........................................        452,931
Accrued expenses ......................................................        152,230
                                                                       --------------
  TOTAL LIABILITIES ...................................................     25,703,858
                                                                       --------------
NET ASSETS:
Paid-in-capital .......................................................  1,115,886,458
Net unrealized appreciation ...........................................     73,984,824
Accumulated undistributed net realized gain ...........................        162,708
                                                                       --------------
  NET ASSETS .......................................................... $1,190,033,990
                                                                       ==============
NET ASSET VALUE PER SHARE,
 101,083,561 shares outstanding (unlimited shares authorized of $.01
 par value) ........................................................... $        11.77
                                                                       ==============
MAXIMUM OFFERING PRICE PER SHARE
 (net asset value plus 4.17% of net asset value)* ..................... $        12.26
                                                                       ==============

------------

*      On sales of $25,000 or more the offering price is reduced.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

 NET INVESTMENT INCOME:
INTEREST INCOME ........................   $ 74,093,062
                                        --------------
EXPENSES
Investment management fee ..............      5,320,578
Transfer agent fees and expenses  ......        387,764
Shareholder reports and notices  .......         62,672
Custodian fees .........................         52,615
Professional fees ......................         52,404
Registration fees ......................         46,458
Trustees' fees and expenses ............         15,285
Other ..................................         30,574
                                        --------------
  TOTAL EXPENSES .......................      5,968,350
  LESS: EXPENSE OFFSET  ................        (40,849)
                                        --------------
  NET EXPENSES .........................      5,927,501
                                        --------------
  NET INVESTMENT INCOME ................     68,165,561
                                        --------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain ......................      2,959,135
Net change in unrealized appreciation  .    (29,830,436)
                                        --------------
  NET LOSS .............................    (26,871,301)
                                        --------------
NET INCREASE ...........................   $ 41,294,260
                                        ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR      FOR THE YEAR
                                                              ENDED             ENDED
                                                        DECEMBER 31, 1996 DECEMBER 31, 1995
------------------------------------------------------ ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................    $   68,165,561    $   76,135,601
Net realized gain .....................................         2,959,135        17,721,238
Net change in unrealized appreciation/depreciation  ...       (29,830,436)      117,785,387
                                                       ----------------- -----------------
  NET INCREASE.........................................        41,294,260       211,642,226
                                                       ----------------- -----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................       (68,543,874)      (75,983,289)
Net realized gain .....................................        (8,374,759)      (12,426,304)
                                                       ----------------- -----------------
  TOTAL ...............................................       (76,918,633)      (88,409,593)
                                                       ----------------- -----------------
Net decrease from transactions in shares of beneficial
 interest .............................................       (99,650,138)      (93,207,593)
                                                       ----------------- -----------------
  NET INCREASE (DECREASE) .............................      (135,274,511)       30,025,040
NET ASSETS:
Beginning of period ...................................     1,325,308,501     1,295,283,461
                                                       ----------------- -----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $0 and $378,313, respectively) ......................    $1,190,033,990    $1,325,308,501
                                                       ================= =================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Tax-Exempt Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 1996, continued

and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 aggregated $215,642,138 and $383,666,566, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At December 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $52,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS December 31, 1996, continued

retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $837. At December 31, 1996, the Fund had an accrued pension liability of $48,696 which is included in accrued expenses in the Statement of Assets and Liabilities.

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Distributor has informed the Fund that for the year ended December 31, 1996, it received approximately $1,050,000 in commissions from the sale of the Fund's shares. Such commissions are not an expense of the Fund; they are deducted from the proceeds of the shares.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                      FOR THE YEAR                   FOR THE YEAR
                                                         ENDED                          ENDED
                                                   DECEMBER 31, 1996              DECEMBER 31, 1995
                                            ------------------------------ ------------------------------
                                                 SHARES         AMOUNT          SHARES         AMOUNT
                                            -------------- --------------- -------------- ---------------
Sold                                            3,179,464    $  37,259,996     3,469,058    $  40,446,608
Reinvestment of dividends and distributions     3,684,669       43,078,883     4,260,271       50,182,467
                                            -------------- --------------- -------------- ---------------
                                                6,864,133       80,338,879     7,729,329       90,629,075
Repurchased                                   (15,389,992)    (179,989,017)  (15,722,604)    (183,836,668)
                                            -------------- --------------- -------------- ---------------
Net decrease                                   (8,525,859)   $ (99,650,138)   (7,993,275)   $ (93,207,593)
                                            ============== =============== ============== ===============

5. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $146,000 during fiscal 1996.

As of December 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                   FOR THE YEAR ENDED DECEMBER 31,
                           ---------------------------------------------
                              1996     1995     1994      1993     1992
-------------------------- -------- -------- --------- -------- --------
PER SHARE
 OPERATING PERFORMANCE:
Net asset value,
 beginning of period ......  $12.09   $11.01   $12.41    $11.88   $11.65
                           -------- -------- --------- -------- --------
Net investment income  ....    0.65     0.67     0.70      0.77     0.79
Net realized and
 unrealized gain (loss)  ..   (0.24)    1.19    (1.37)     0.54     0.23
                           -------- -------- --------- -------- --------
Total from investment
  operations ..............    0.41     1.86    (0.67)     1.31     1.02
                           -------- -------- --------- -------- --------
Less dividends and
 distributions from:
 Net investment income  ...   (0.65)   (0.67)   (0.70)    (0.77)   (0.79)
 Net realized gain ........   (0.08)   (0.11)   (0.03)    (0.01)    --
                           -------- -------- --------- -------- --------
Total dividends and
  distributions ...........   (0.73)   (0.78)   (0.73)    (0.78)   (0.79)
                           -------- -------- --------- -------- --------
Net asset value,
 end of period ............  $11.77   $12.09   $11.01    $12.41   $11.88
                           ======== ======== ========= ======== ========
TOTAL INVESTMENT RETURN+       3.61%   17.37%   (5.55)%   11.23%    9.09%
RATIOS TO
 AVERAGE NET ASSETS:
Expenses ..................    0.48%    0.48%    0.47%     0.47%    0.49%
Net investment income .....    5.52%    5.76%    6.02%     6.23%    6.74%
SUPPLEMENTAL DATA:
Net assets, end of period,
  in millions .............  $1,190   $1,325   $1,295    $1,582   $1,323
Portfolio turnover rate  ..      18%      21%      16%       13%       4%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                              1991     1990     1989     1988     1987
-------------------------- -------- -------- -------- -------- ---------
PER SHARE
 OPERATING PERFORMANCE:
Net asset value,
 beginning of period ......  $11.09   $11.28   $10.96   $10.45   $11.50
                           -------- -------- -------- -------- ---------
Net investment income  ....    0.80     0.80     0.81     0.81     0.80
Net realized and
 unrealized gain (loss)  ..    0.56    (0.18)    0.32     0.51    (0.97)
                           -------- -------- -------- -------- ---------
Total from investment
  operations ..............    1.36     0.62     1.13     1.32    (0.17)
                           -------- -------- -------- -------- ---------
Less dividends and
 distributions from:
 Net investment income  ...   (0.80)   (0.81)   (0.81)   (0.81)   (0.83)
 Net realized gain ........    --       --       --       --      (0.05)
                           -------- -------- -------- -------- ---------
Total dividends and
  distributions ...........   (0.80)   (0.81)   (0.81)   (0.81)   (0.88)
                           -------- -------- -------- -------- ---------
Net asset value,
 end of period ............  $11.65   $11.09   $11.28   $10.96   $10.45
                           ======== ======== ======== ======== =========
TOTAL INVESTMENT RETURN+      12.71%    5.86%   10.61%   13.02%   (1.44)%
RATIOS TO
 AVERAGE NET ASSETS:
Expenses ..................    0.51%    0.51%    0.51%    0.54%    0.52%
Net investment income .....    7.05%    7.25%    7.31%    7.51%    7.42%
SUPPLEMENTAL DATA:
Net assets, end of period,
  in millions .............  $1,145   $1,010   $1,033    $908      $896
Portfolio turnover rate  ..      10%      19%      13%      17%      37%

------------

+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER TAX-EXEMPT SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER TAX-EXEMPT SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Tax-Exempt Securities Trust (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 10, 1997

                     1996 FEDERAL TAX NOTICE (unaudited)

       During the year ended December 31, 1996, the Fund paid to the shareholders $0.65 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended December 31, 1996, the Fund paid to shareholders $0.08 per share from long-term capital gains.

APPENDIX

RATINGS OF INVESTMENTS
-----------------------------------------------------------------------------

Moody's Investors Service Inc. ("Moody's")

                            MUNICIPAL BOND RATINGS

Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
        Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
        Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B       Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca      Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C       Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa though B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MUNICIPAL NOTE RATINGS

   Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                       VARIABLE RATE DEMAND OBLIGATIONS

   A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                            MUNICIPAL BOND RATINGS

   A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion,rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A       Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally eibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
        Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB      Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.

B       Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC     Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC      The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied
        "CCC" rating.

C       The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied
        "CCC-" debt rating.

Cl      The rating "Cl" is reserved for income bonds on which no interest is being paid.

D       Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
        Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
        Plus (+) or minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                               54

        The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS

   Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

     SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

     SP-2 denotes a satisfactory capacity to pay principal and interest.

     SP-3 denotes a speculative capacity to pay principal and interest.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     A-1 indicates that the degree of safety regarding timely payments is very strong.

     A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                     DEAN WITTER TAX-EXEMPT SECURITIES TRUST

                            PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements
          (1) Financial statements and schedules, included in Prospectus
          (Part A):                                                    Page in
                                                                     Prospectus
                                                                     ----------

          Financial highlights for the fiscal years ended
          December 31, 1987, 1988, 1989, 1990, 1991, 1992, 1993,
          1994, 1995 and 1996............................................6

          (2) Financial statements included in the Statement of
          Additional Information (Part B):                             Page in
                                                                         SAI
                                                                         ---

          Portfolio of Investments at December 31, 1996..................37

          Statement of Assets and Liabilities at December 31, 1996.......44

          Statement of Operations for the year ended December 31, 1996...45

          Statement of changes in net assets for the years ended
          December 31, 1995 and 1996.....................................46

          Notes to Financial Statements..................................47

          Financial highlights for the fiscal years ended
          December 31, 1987, 1988, 1989, 1990, 1991, 1992, 1993,
          1994, 1995 and 1996............................................50

          (3) Financial statements included in Part C:

          None

(b)       Exhibits:

          1.       --   Form of Instrument Establishing and Designating
                        Additional Classes.

          5.       --   Form of Investment Management Agreement between
                        the Registrant and Dean Witter InterCapital Inc.

          6.(a)    --   Form of Distribution Agreement between the Registrant
                        and Dean Witter Distributors Inc.

            (b)    --   Form of Multiple-Class Distribution Agreement between
                        the Registrant and Dean Witter Distributors Inc.

          11.      --   Consent of Independent Accountants.

          15.      --   Amended and Restated Plan of Distribution pursuant
                        to Rule 12b-1.

          16.      --   Schedules for Computation of Performance Quotations.

          Other    --   Form of Multiple-Class Plan pursuant to Rule 18f-3.

-------------------------------
All other exhibits were previously filed and are hereby incorporated by reference.

Item 25. Persons Controlled by or Under Common Control With Registrant.

         None

Item 26.          Number of Holders of Securities.
                  --------------------------------
                  (1)               (2)
                                     Number of Record Holders
     Title of Class                    at June 30, 1997
     --------------                    ----------------

Shares of Beneficial Interest               24,940

Item 27. Indemnification.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

          Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

          The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

          Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. Business and Other Connections of Investment Adviser.

          See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

                  The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust

  (9) Municipal Premium Income Trust
 (10) Municipal Income Opportunities Trust
 (11) Municipal Income Opportunities Trust II
 (12) Municipal Income Opportunities Trust III
 (13) Prime Income Trust
 (14) InterCapital Insured Municipal Bond Trust
 (15) InterCapital Quality Municipal Income Trust
 (16) InterCapital Quality Municipal Investment Trust
 (17) InterCapital Insured Municipal Income Trust
 (18) InterCapital California Insured Municipal Income Trust
 (19) InterCapital Insured Municipal Trust
 (20) InterCapital Quality Municipal Securities
 (21) InterCapital New York Quality Municipal Securities
 (22) InterCapital California Quality Municipal Securities
 (23) InterCapital Insured California Municipal Securities
 (24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
------------------------------
  (1) Dean Witter Short-Term Bond Fund
  (2) Dean Witter Tax-Exempt Securities Trust
  (3) Dean Witter Tax-Free Daily Income Trust
  (4) Dean Witter Dividend Growth Securities Inc.
  (5) Dean Witter Convertible Securities Trust
  (6) Dean Witter Liquid Asset Fund Inc.
  (7) Dean Witter Developing Growth Securities Trust
  (8) Dean Witter Retirement Series
  (9) Dean Witter Federal Securities Trust
 (10) Dean Witter World Wide Investment Trust
 (11) Dean Witter U.S. Government Securities Trust
 (12) Dean Witter Select Municipal Reinvestment Fund
 (13) Dean Witter High Yield Securities Inc.
 (14) Dean Witter Intermediate Income Securities
 (15) Dean Witter New York Tax-Free Income Fund
 (16) Dean Witter California Tax-Free Income Fund
 (17) Dean Witter Health Sciences Trust
 (18) Dean Witter California Tax-Free Daily Income Trust
 (19) Dean Witter Global Asset Allocation Fund
 (20) Dean Witter American Value Fund
 (21) Dean Witter Strategist Fund
 (22) Dean Witter Utilities Fund
 (23) Dean Witter World Wide Income Trust
 (24) Dean Witter New York Municipal Money Market Trust
 (25) Dean Witter Capital Growth Securities
 (26) Dean Witter Precious Metals and Minerals Trust
 (27) Dean Witter European Growth Fund Inc.
 (28) Dean Witter Global Short-Term Income Fund Inc.
 (29) Dean Witter Pacific Growth Fund Inc.
 (30) Dean Witter Multi-State Municipal Series Trust
 (31) Dean Witter Short-Term U.S. Treasury Trust
 (32) Dean Witter Diversified Income Trust
 (33) Dean Witter U.S. Government Money Market Trust
 (34) Dean Witter Global Dividend Growth Securities
 (35) Active Assets California Tax-Free Trust
 (36) Dean Witter Natural Resource Development Securities Inc.

 (37) Active Assets Government Securities Trust
 (38) Active Assets Money Trust
 (39) Active Assets Tax-Free Trust
 (40) Dean Witter Limited Term Municipal Trust
 (41) Dean Witter Variable Investment Series
 (42) Dean Witter Value-Added Market Series
 (43) Dean Witter Global Utilities Fund
 (44) Dean Witter High Income Securities
 (45) Dean Witter National Municipal Trust
 (46) Dean Witter International SmallCap Fund
 (47) Dean Witter Mid-Cap Growth Fund
 (48) Dean Witter Select Dimensions Investment Series
 (49) Dean Witter Balanced Growth Fund
 (50) Dean Witter Balanced Income Fund
 (51) Dean Witter Hawaii Municipal Trust
 (52) Dean Witter Capital Appreciation Fund
 (53) Dean Witter Intermediate Term U.S. Treasury Trust
 (54) Dean Witter Information Fund
 (55) Dean Witter Japan Fund
 (56) Dean Witter Income Builder Fund
 (57) Dean Witter Special Value Fund
 (58) Dean Witter Financial Services Trust
 (59) Dean Witter Market Leader Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American  Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust\
 (10)TCW/DW Strategic Income Trust

Closed-End Investment Companies
-------------------------------
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.          AND NATURE OF CONNECTION
-----------------          ------------------------
Charles A. Fiumefreddo     Executive Vice President and Director of Dean
Chairman, Chief            Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and      Executive Officer and Director of Dean Witter
Director                   Distributors Inc. ("Distributors") and Dean
                           Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company

NAME AND POSITION          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.          AND NATURE OF CONNECTION
-----------------          ------------------------------------------------

                           ("DWTC"); Chairman, Director or
                           Trustee, President and Chief
                           Executive Officer of the Dean Witter
                           Funds and Chairman, Chief Executive
                           Officer and Trustee of the TCW/DW
                           Funds; Director and/or officer of
                           various Morgan Stanley, Dean Witter,
                           Discover & Co. ("MSDWD")
                           subsidiaries; Formerly Executive
                           Vice President and Director of Dean
                           Witter, Discover & Co.

Philip J. Purcell          Chairman, Chief Executive Officer and Director of
Director                   of MSDWD and DWR; Director of DWSC and
                           Distributors; Director or Trustee of
                           the Dean Witter Funds; Director
                           and/or officer of various MSDWD
                           subsidiaries.

Richard M. DeMartini       President and Chief Operating Officer
Director                   of Dean Witter Capital, a division
                           of DWR; Director of DWR, DWSC,
                           Distributors and DWTC; Trustee of
                           the TCW/DW Funds.

James F. Higgins           President and Chief Operating Officer of
Director                   Dean Witter Financial; Director of DWR,
                           DWSC, Distributors and DWTC.

Thomas C. Schneider        Executive Vice President and Chief Strategic
                           Executive Vice and Administrative Officer of MSDWD;
                           Executive President, Chief Vice President and Chief
                           Financial Officer of Financial Officer and DWSC and
                           Distributors; Director of DWR, Director DWSC and
                           Distributors.


Christine A. Edwards       Executive Vice President, Chief Legal Officer
Director                   and Secretary of MSDWD; Executive Vice
                           President, Secretary and Chief Legal Officer of Distributors; Director of DWR, DWSC and
                           Distributors.

Robert M. Scanlan          President and Chief Operating Officer of DWSC,
President and Chief        Executive Vice President of Distributors;
Operating Officer          Executive Vice President and Director of DWTC;
                           Vice President of the Dean Witter Funds and the
                           TCW/DW Funds.

Mitchell M. Merin          President and Chief Strategic Officer of DWSC,
President and Chief        Executive Vice President of Distributors;
Strategic Officer          Executive Vice President and Director of DWTC;
                           Executive Vice President and Director of DWR;
                           Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries.

NAME AND POSITION          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.          AND NATURE OF CONNECTION
-----------------          ------------------------------------------------

John B. Van Heuvelen       President, Chief Operating Officer and Director
Executive Vice             of DWTC.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment       Vice President of the Dean Witter Funds and
Officer                    Director of DWTC.

Barry Fink                 Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,     Secretary and General Counsel of DWSC; Senior Vice
Secretary and General      President, Assistant Secretary and Assistant
Counsel                    General Counsel of Distributors; Vice President,
                           Secretary and General Counsel of the Dean Witter
                           Funds and the TCW/DW Funds.
Peter M. Avelar
Senior Vice President      Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President      Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward F. Gaylor
Senior Vice President      Vice President of various Dean Witter Funds.

Robert S. Giambrone        Senior Vice President of DWSC, Distributors
Senior Vice President      and DWTC and Director of DWTC; Vice President
                           of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President       Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President       Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President       Vice President of various Dean Witter Funds.

Jenny Beth Jones            Vice President of Dean Witter Special Value Fund.
Senior Vice President

John B. Kemp, III           Director of the Provident Savings Bank, Jersey
Senior Vice President       City, New Jersey.

Anita H. Kolleeny
Senior Vice President       Vice President of various Dean Witter Funds.

NAME AND POSITION          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.          AND NATURE OF CONNECTION
-----------------          ------------------------------------------------
Jonathan R. Page
Senior Vice President      Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President      Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.     Vice President of Dean Witter Market Leader
Senior Vice President      Trust.

Rafael Scolari             Vice President of Prime Income Trust.
Senior Vice President

Rochelle G. Siegel
Senior Vice President      Vice President of various Dean Witter Funds.

Jayne M. Stevlingston      Vice President of various Dean Witter Funds.
Senior Vice President

Paul D. Vance
Senior Vice President      Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President      Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President      Vice President of various Dean Witter Funds.

Douglas Brown
First Vice President

Thomas F. Caloia           First Vice President and Assistant Treasurer of
First Vice President       DWSC, Assistant Treasurer of Distributors;
and Assistant              Treasurer and Chief Financial Officer of the
Treasurer                  Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney         Assistant Secretary of DWR; First Vice President
First Vice President       and Assistant Secretary of DWSC; Assistant
and Assistant Secretary    Secretary of the Dean Witter Funds and the TCW/DW
                           Funds.

NAME AND POSITION          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.          AND NATURE OF CONNECTION
-----------------          ------------------------------------------------
Michael Interrante         First Vice President and Controller of DWSC;
First Vice President       Assistant Treasurer of Distributors;First Vice
and Controller             President and Treasurer of DWTC.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri
Vice President             Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President             Vice President of Various Dean Witter Funds.

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President             Vice President of DWSC.

Frank J. DeVito
Vice President             Vice President of DWSC.

NAME AND POSITION          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.          AND NATURE OF CONNECTION
-----------------          ------------------------------------------------

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes             Vice President of Dean Witter
Vice President             Variable Investment Series

Peter Hermann
Vice President             Vice President of various Dean Witter Funds

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

James P. Kastberg
Vice President

Michelle Kaufman
Vice President             Vice President of various Dean Witter Funds

Michael Knox
Vice President             Vice President of various Dean Witter Funds

Paula LaCosta
Vice President             Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard J. Lian
Vice President             Vice President of various Dean Witter Funds.

NAME AND POSITION          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.          AND NATURE OF CONNECTION
-----------------          ------------------------------------------------

Catherine Maniscalco       Vice President of Dean Witter Natural
Vice President             Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis         Vice President and Assistant Secretary of DWSC;
Vice President and         Assistant Secretary of the Dean Witter Funds and
Assistant Secretary        the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                Vice President of Dean Witter Natural
Vice President             Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto               Vice President and Assistant Secretary of DWSC;
Vice President and         Assistant Secretary of the Dean Witter Funds and
Assistant Secretary        the TCW/DW Funds.

George Paoletti
Vice President

Anne Pickrell              Vice President of Dean Witter Global Short-
Vice President             Term Income Fund Inc.

Michael Roan
Vice President

Hugh Rose
Vice President

Robert Rossetti            Vice President of Dean Witter Precious Metal and
Vice President             Minerals Trust.

Ruth Rossi                 Vice President and Assistant Secretary of DWSC;
Vice President and         Assistant Secretary of the Dean Witter Funds and
Assistant Secretary        the TCW/DW Funds.

NAME AND POSITION          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER           OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.          AND NATURE OF CONNECTION
-----------------          ------------------------------------------------

Carl F. Sadler
Vice President

Peter Seeley               Vice President of Dean Witter World
Vice President             Wide Income Trust

Naomi Stein
Vice President

Kathleen H. Stromberg
Vice President             Vice President of various Dean Witter Funds.

Marybeth Swisher
Vice President

Vinh Q. Tran
Vice President             Vice President of various Dean Witter Funds.

Robert Vanden Assem
Vice President

Alice Weiss
Vice President             Vice President of various Dean Witter Funds.

Katherine Wickham
Vice President

Item 29.    Principal Underwriters

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)        Dean Witter Liquid Asset Fund Inc.
 (2)        Dean Witter Tax-Free Daily Income Trust
 (3)        Dean Witter California Tax-Free Daily Income Trust
 (4)        Dean Witter Retirement Series
 (5)        Dean Witter Dividend Growth Securities Inc.
 (6)        Dean Witter Global Asset Allocation
 (7)        Dean Witter World Wide Investment Trust
 (8)        Dean Witter Capital Growth Securities
 (9)        Dean Witter Convertible Securities Trust
(10)        Active Assets Tax-Free Trust
(11)        Active Assets Money Trust
(12)        Active Assets California Tax-Free Trust
(13)        Active Assets Government Securities Trust
(14)        Dean Witter Short-Term Bond Fund
(15)        Dean Witter Mid-Cap Growth Fund
(16)        Dean Witter U.S. Government Securities Trust

(17)        Dean Witter High Yield Securities Inc.
(18)        Dean Witter New York Tax-Free Income Fund
(19)        Dean Witter Tax-Exempt Securities Trust
(20)        Dean Witter California Tax-Free Income Fund
(21)        Dean Witter Limited Term Municipal Trust
(22)        Dean Witter Natural Resource Development Securities Inc.
(23)        Dean Witter World Wide Income Trust
(24)        Dean Witter Utilities Fund
(25)        Dean Witter Strategist Fund
(26)        Dean Witter New York Municipal Money Market Trust
(27)        Dean Witter Intermediate Income Securities
(28)        Prime Income Trust
(29)        Dean Witter European Growth Fund Inc.
(30)        Dean Witter Developing Growth Securities Trust
(31)        Dean Witter Precious Metals and Minerals Trust
(32)        Dean Witter Pacific Growth Fund Inc.
(33)        Dean Witter Multi-State Municipal Series Trust
(34)        Dean Witter Federal Securities Trust
(35)        Dean Witter Short-Term U.S. Treasury Trust
(36)        Dean Witter Diversified Income Trust
(37)        Dean Witter Health Sciences Trust
(38)        Dean Witter Global Dividend Growth Securities
(39)        Dean Witter American Value Fund
(40)        Dean Witter U.S. Government Money Market Trust
(41)        Dean Witter Global Short-Term Income Fund Inc.
(42)        Dean Witter Value-Added Market Series
(43)        Dean Witter Global Utilities Fund
(44)        Dean Witter High Income Securities
(45)        Dean Witter National Municipal Trust
(46)        Dean Witter International SmallCap Fund
(47)        Dean Witter Balanced Growth Fund
(48)        Dean Witter Balanced Income Fund
(49)        Dean Witter Hawaii Municipal Trust
(50)        Dean Witter Variable Investment Series
(51)        Dean Witter Capital Appreciation Fund
(52)        Dean Witter Intermediate Term U.S. Treasury Trust
(53)        Dean Witter Information Fund
(54)        Dean Witter Japan Fund
(55)        Dean Witter Income Builder Fund
(56)        Dean Witter Special Value Fund
(57)        Dean Witter Financial Services Trust
(58)        Dean Witter Market Leader Trust
 (1)        TCW/DW Core Equity Trust
 (2)        TCW/DW North American Government Income Trust
 (3)        TCW/DW Latin American Growth Fund
 (4)        TCW/DW Income and Growth Fund
 (5)        TCW/DW Small Cap Growth Fund
 (6)        TCW/DW Balanced Fund
 (7)        TCW/DW Total Return Trust
 (8)        TCW/DW Mid-Cap Equity Trust
 (9)        TCW/DW Global Telecom Trust
 (10)       TCW/DW Strategic Income Trust

(b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.


                                    Positions and
                                    Office with
Name                                Distributors
----                                ------------

Fredrick K. Kubler                  Senior Vice President, Assistant
                                    Secretary and Chief Compliance
                                    Officer.

Michael T. Gregg                    Vice President and Assistant
                                    Secretary.


Item 30.    Location of Accounts and Records

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.    Management Services

        Registrant is not a party to any such management-related service contract.

Item 32.    Undertakings

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this PostEffective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 2nd day of July, 1997.

                                        DEAN WITTER TAX-EXEMPT SECURITIES TRUST

                                           By      /s/ Barry Fink
                                             ---------------------------------
                                                       Barry Fink
                                              Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this PostEffective Amendment No. 20 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                    Title                     Date

(1) Principal Executive Officer        President, Chief
                                       Executive Officer,
                                       Trustee and Chairman
By   /s/ Charles A. Fiumefreddo                                 07/02/97
    --------------------------
         Charles A. Fiumefreddo

(2) Principal Financial Officer        Treasurer and Principal
                                       Accounting Officer

By   /s/ Thomas F. Caloia                                       07/02/97
    --------------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell


By  /s/ Barry Fink                                              07/02/97
   ---------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic                      Manuel H. Johnson
    Edwin J. Garn                      Michael E. Nugent
    John R. Haire                      John L. Schroeder



By   /s/ David M. Butowsky                                      07/02/97
    --------------------------
         David M. Butowsky
         Attorney-in-Fact

                                    EXHIBIT INDEX

                      DEAN WITTER TAX-EXEMPT SECURITIES TRUST


         1.    --  Form of Instrument Establishing and Designating
                   Additional Classes.

         5. -- Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

         6.(a) --  Form of Distribution Agreement between the
                   Registrant and Dean Witter Distributors Inc.

           (b) -- Form of Multiple-Class Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

        11.    --  Consent of Independent Accountants.

        15.    --  Amended and Restated Plan of Distribution pursuant
                   to Rule 12b-1.

        16.    --  Schedules for Computation of Performance Quotations.

        Other  --  Form of Multiple-Class Plan pursuant to Rule 18f-3.


---------------------------
All other exhibits were previously filed and are hereby incorporated by reference.